Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 333-06784, 333-08146, 333-11842, 333-09350, 333-11154, 333-13686, 333-111112, 333-111113 and 333-134355) and on Form F-3 (Registration Nos. 333-07130, 333-07266, 333-07740, 333-12996, 333-12350, 333-109766 and 333-127883) of our reports dated June 12, 2007, with respect to the consolidated financial statements of NICE-Systems Ltd. and subsidiaries, NICE-Systems Ltd. management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of NICE-Systems Ltd. and subsidiaries included in the Annual Report (Form 20-F) for the year ended December 31, 2006.

Tel Aviv, Israel June 12, 2007	/s/ KOST, FORER, GABBAY & KASIERER ——————————————————— KOST, FORER, GABBAY & KASIERER A Member of Ernst & Young Global